Exhibit 10(j)



                              TERMINATION AGREEMENT


          TERMINATION AGREEMENT (the "Agreement"), dated as of January 15, 1999, by and between Sytron, Inc. (the "Company") and Crescent International Limited (the "Investor").

          WHEREAS, the Company and the Investor entered into a Private Equity Line Agreement, dated as of May 14, 1998, (the "Equity Line Agreement");

          WHEREAS, the parties hereto desire to terminate the Equity Line Agreement;

          NOW, THEREFORE, in consideration of the agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


     Definitions. Unless otherwise indicated, capitalized terms used herein and not defined herein shall have the respective meanings given to them in the Equity Line Agreement.

     Termination of the Equity Line Agreement. Each of the parties hereto agrees that (i) except as otherwise may be expressly provided under the provisions of the Equity Line Agreement, the Equity Line Agreement is hereby terminated, such termination to be effective as of the date hereof, except with respect to those provisions which expressly survive the termination of the Equity Line Agreement,
(ii) any requirement for notice (whether written or oral) with respect to the termination of the Equity Line Agreement is hereby waived, and (iii) any other requirement or condition precedent to the termination of the Equity Line Agreement is hereby waived or shall be deemed to have been satisfied, as the case may be.

     Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed on the date first above written.

                                          CRESCENT INTERNATIONAL LIMITED


                                          By:
                                             -----------------------------------
                                                 Melvyn Craw
                                                 Title:



                                          SYTRON, INC.


                                          By:
                                             -----------------------------------
                                                 Mitchel Feinglas
                                                 Title:  Chief Executive Officer



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